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                                                                   EXHIBIT 10.49


                               FIRST AMENDMENT TO
                             EMPLOYEE LOAN AGREEMENT

         THIS FIRST AMENDMENT TO EMPLOYEE LOAN AGREEMENT dated as of September 12, 1994 executed by VINCE PISANO and GAIL PISANO (collectively, the "Borrower") and EDUCATIONAL MEDICAL, INC., a Delaware corporation ("EMI").

                              PRELIMINARY STATEMENT

         WHEREAS, Borrower and EMI entered into an Employee Loan Agreement (the "Loan Agreement") dated September 20, 1991; and

         WHEREAS, the undersigned parties desire to amend the Loan Agreement.

         NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound, the undersigned parties agree to modify the Loan Agreement as follows:

                  1.   The date "September 12, 1994" appearing in
                       Section 2 of the Loan Agreement is amended to read "September 12, 1996."

                  2.   Except as modified above, all terms and
                       conditions of the Loan Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment to Employee Loan Agreement as of September 12, 1994.

                                            EDUCATIONAL MEDICAL, INC.


                                            By:
                                               ---------------------------------
                                                  Authorized Signatory



                                            ------------------------------------
                                            VINCE PISANO


                                            ------------------------------------
                                            GAIL PISANO